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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 1995

                                 SCHWITZER, INC.
               (Exact Name of Registrant as Specified in Charter)


   DELAWARE                 110183                       35-1764400
(State or other    (Commission File Number)   (IRS Employer Identification No.)
Jurisdiction or
Incorporation)

       BREVARD ROAD, P.O. BOX 15075, ASHEVILLE, NORTH CAROLINA      28813
      (Address of Principal Executive Office)                    (Zip Code)

       Registrant's telephone number, including area code: (704) 684-4102


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS

          The Company announced on May 31, 1995 that its previously announced merger with and into a wholly-owned subsidiary of Kuhlman Corporation, a New York Stock Exchange listed company, had become effective, following approval by the stockholders of both companies at their annual meetings held on May 31, 1995.

          The Company also announced the redemption, effective May 31, 1995, of all of the outstanding common stock purchase rights issued pursuant to a Rights Agreement dated April 14, 1989 for a redemption price of $0.01 per right.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Business Acquired

               None.

          (b)  Pro Forma Financial Information

               None.

          (c)  Exhibits

               (99) Press release of Schwitzer, Inc. dated May 31, 1995.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCHWITZER, INC.
                                        (Registrant)


                                        By:   /s/ Gary G. Dillon
                                              ------------------------
                                              Gary G. Dillon
                                              Chairman, President
                                               Chief Executive Officer

Dated:  May 31, 1995



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                                  EXHIBIT INDEX

Exhibit No.                  Description
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  (99)                   Press release of Schwitzer, Inc.
                         dated May 31, 1995.




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